UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07729

Hansberger International Series

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1.	Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

HANSBERGER

INTERNATIONAL SERIES

SEMIANNUAL REPORT

June 30, 2009

International Value Fund

Emerging Markets Fund

International Growth Fund

International Core Fund

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL VALUE FUND

After a very difficult start to the year, international markets – particularly Emerging Market countries – bounced back strongly, significantly outperforming the U.S. market for the six months ended June 30, 2009. During the period, nearly all major and emerging stock markets posted positive returns, while eight of the ten sectors represented in the Fund’s benchmark made gains.

The rally in international equity markets was powered by hopes of a global economic recovery and relief that none of the “worst case scenarios” had occurred. However, the rally did slow at the end of the period amid uncertainty over when the global recovery would actually begin. We believe Emerging Markets will continue to be the engine of growth, while growth in the developed economies is likely to remain muted until 2010. A research report by Citigroup Inc. forecasts economic growth of 5.8% in Emerging Markets for 2009, compared to a decline of 4.7% in developed markets. Meanwhile, citing the Chinese government’s expansionary fiscal and monetary policies, the World Bank raised its forecast of economic growth in China for 2009 from 6.5% to 7.2%.

The U.S. dollar was mixed in the first half of the year – recording losses of 4.6% against the Canadian dollar and 12.8% against the British pound. It was almost unchanged when compared to the euro and recorded a gain of 6.3% against the Japanese yen.

International Value Fund underperformed its benchmark

Institutional Class shares of the International Value Fund returned 11.87% for the six months ended June 30, 2009, lagging the 14.35% return of its benchmark, the MSCI ACWI ex USA. The Fund’s Advisor Class shares also lagged the benchmark, returning 11.75%.

Attribution from a regional perspective indicates that the Fund’s relative return received a boost from security selection in Europe and Emerging Markets, but this was partially offset by weakness in the Japanese markets. Sectors that had the largest positive impact on relative returns were Financials and Energy, while the most negative sectors were Consumer Discretionary and Health Care. Holding cash during the period had a small positive effect, but holding a basket of currencies different from those in the MSCI ACWI ex USA negatively impacted relative performance.

Market outlook

While the pace of economic growth has slowed dramatically, we believe the long-term outlook for many economies – especially the Emerging Markets – is still very attractive. We remain optimistic on China, where many companies are poised to benefit from massive infrastructure spending and government stimulus. Brazil and India are also growing faster than the developed world and can benefit from domestic growth even if the export story continues to slow.

As long-term, fundamental value investors, we strive to take advantage of the many company-specific opportunities that are available as a result of market volatility and weakness. In this environment, we continue to seek high-quality businesses that have strong balance sheets and are well managed. We believe these companies will be well positioned to provide positive returns for investors over the long-term.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Value Team

Lauretta (“Retz”) Reeves, CFA

Co-Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Value Fund

Growth of $1,000,000 Investment in Institutional Class

June 30, 1999 through June 30, 20092

Average Annual Total Returns — June 30, 20092

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class (Inception 12/30/1996)	11.87%	-32.28%	-6.30%	3.53%	2.25%	—
Advisor Class (Inception 9/13/2005)	11.75%	-32.38%	-6.49%	—	—	-0.86%

COMPARATIVE PERFORMANCE	6 Months	1 Year	3 Years	5 Years	10 Years	Since Advisor Class Inception[5]
MSCI ACWI ex USA[1]	14.35%	-30.54%	-5.35%	4.95%	2.94%	-0.71%

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	0.94%	0.94%
Advisor	1.23	1.15

NOTES TO CHARTS

[1]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[3]	Before reductions and reimbursements.
[4]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/10.
[5]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

EMERGING MARKETS FUND

Emerging Markets soared in the first half of 2009, outpacing developed regions such as the U.S., Europe and Japan. Nearly all emerging stock markets posted positive returns during the period, while all of the ten sectors represented in the Fund’s benchmark made double-digit gains. Brazil was the top performing emerging market in the period, rising 58.6% and outpacing India’s 57.4% gain. Increasing commodity prices fueled a 45.9% rise in the Russian market, while China rose 37.6% for the six months ended June 30, 2009.

The rally in emerging equity markets was powered by hopes of a global economic recovery and relief that none of the “worst case scenarios” had occurred. However, the rally did slow at the end of the period amid uncertainty over when the global recovery would actually begin. We believe Emerging Markets will continue to be the engine of growth, while growth in the developed economies is likely to remain muted until 2010. A research report by Citigroup Inc. forecasts economic growth of 5.8% in Emerging Markets for 2009, compared to a decline of 4.7% in developed markets. Meanwhile, citing the Chinese government’s expansionary fiscal and monetary policies, the World Bank raised its forecast of economic growth in China for 2009 from 6.5% to 7.2%.

Emerging Markets Fund underperformed its benchmark

Institutional Class shares of the Emerging Markets Fund returned 32.02% for the period ended June 30, 2009, lagging the 36.22% return on its benchmark, the MSCI Emerging Markets Index. The Fund’s Advisor Class shares also lagged the benchmark, returning 31.49%.

Security selection in Europe, the Middle East and Africa, as well as Latin America, had a positive relative impact, but this was partially offset by negative selection in Asia.

Sectors that had the largest positive impact on relative return were Telecommunications Services and Industrials, while Information Technology and Utilities had the largest negative impact on relative return. Holding cash during the period had a negative effect, as did holding a different basket of currencies than those in the Index.

Market outlook

We remain confident that emerging economies are healthier than those in the developed world and still offer the best opportunities for growth. Although valuations are higher now than they were in 2008, we believe they are still attractive when compared to the developed economies, as well as compared to their long-term, historical averages. These factors alone create many opportunities, which we believe we can capture from domestic-oriented stocks in emerging markets. As export markets shrink, we expect governments across the developing world to continue to use monetary and fiscal tools, namely ambitious infrastructure programs and other fiscal measures, as well as aggressive easing of interest rates, to promote internal consumption and stimulate domestic growth.

We recognize that Emerging Markets have become increasingly vulnerable to global risk aversion and we are cognizant of the global nature of commerce, as well as the dependence on consumption in the developed economies for healthy global growth. However, as emerging countries continue to grow faster than the developed world and continue to play an increasing role in global trade, we believe the fiscal and monetary measures implemented worldwide will allow emerging economies to limit the damage from the contraction seen in the economies of many of their trading partners. We continue to look for the best opportunities in these markets, seeking quality companies with domestic or industry leadership, stable cash flows and clear growth opportunities.

Thank you for the opportunity to discuss our outlook for the emerging equity markets and for your continued trust and support.

For the Emerging Markets Team

Francisco Alzuru, CFA

Managing Director, Emerging Markets Research

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars.

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Emerging Markets Fund

Growth of $1,000,000 Investment in Institutional Class

June 30, 1999 through June 30, 20092

Average Annual Total Returns — June 30, 20092

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class (Inception 12/30/1996)	32.02%	-30.40%	0.96%	11.52%	7.67%	—
Advisor Class (Inception 9/13/2005)	31.49%	-30.47%	0.72%	—	—	4.63%

COMPARATIVE PERFORMANCE	6 Months	1 Year	3 Years	5 Years	10 Years	Since Advisor Class Inception[5]
MSCI Emerging Markets Index[1]	36.22%	-27.82%	3.27%	15.08%	9.00%	6.52%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call

1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	1.36%	1.35%
Advisor	2.39	1.50

NOTES TO CHARTS

[1]

Morgan Stanley Capital International Emerging Markets Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[3]	Before reductions and reimbursements.
[4]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/10.
[5]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL GROWTH FUND

After a very difficult start to the year, international markets – particularly Emerging Market countries – bounced back strongly, significantly outperforming the U.S. market for the six months ended June 30, 2009. During the period, nearly all major and emerging stock markets posted positive returns, while eight of the ten sectors represented in the Fund’s benchmark made gains.

The rally in international equity markets was powered by hopes of a global economic recovery and relief that none of the “worst case scenarios” had occurred. However, the rally did slow at the end of the period amid uncertainty over when the global recovery would actually begin. We believe Emerging Markets will continue to be the engine of growth, while growth in the developed economies is likely to remain muted until 2010. Meanwhile, citing the Chinese government’s expansionary fiscal and monetary policies, the World Bank raised its forecast of economic growth in China for 2009 from 6.5% to 7.2%.

The U.S. dollar was mixed in the first half of the year – recording losses of 4.6% against the Canadian dollar, and 12.8% against the British pound. It was almost unchanged when compared to the euro and recorded a gain of 6.3% against the Japanese yen.

International Growth Fund outperformed its benchmark

Institutional Class shares of the International Growth Fund returned 22.29% for the six months ended June 30, 2009, outperforming the 14.35% return of its benchmark, the MSCI ACWI ex USA. The Fund’s Advisor Class shares also outperformed the benchmark, returning 22.31%.

Attribution from a regional perspective indicates that the Fund’s relative return received a significant boost from security selection in Europe. Security selection in Emerging Markets and the Pacific ex Japan region also had a positive impact on the Fund. Sectors that had the largest positive impact on relative returns were Financials, Information Technology and Energy, while only Consumer Discretionary had a negative return in the period. Holding cash during the period had a slightly negative effect, but holding a different basket of currencies than those in the MSCI ACWI ex USA positively impacted relative performance.

Market outlook

While the pace of economic growth has slowed dramatically, we believe the long-term outlook for many economies – especially the Emerging Markets – is still very attractive. We remain optimistic on China, where many companies are set to benefit from massive infrastructure spending and government stimulus. Brazil and India are also growing faster than the developed world and can benefit from domestic growth even if the export story continues to slow.

Valuations are higher now than they were in 2008 and this will undercut one of the drivers of the recent rally. Further gains will need to be earnings driven, and investors are likely to be closely monitoring second-quarter earnings reports. Fortunately, equity investors’ appetite for risk, which returned at the end of the first quarter, is still apparent. Volatility may remain range bound in the short term, since valuations have neutralized and the global economy is showing signs of stabilization. Dust appears to be settling for both economic and earnings visibility, and no long-term trends are clear. The global interest rate outlook is reasonably supportive, although risks have increased for long-term inflation as well as growth prospects.

We believe that focusing on high-quality names with good secular growth stories should benefit the Fund over time. Maintaining a well diversified portfolio of high-quality international companies should prove beneficial as investors return to equities and risk aversion continues to subside. We believe many of the names that will recover first are the high-quality, liquid, large-cap companies in the Fund’s portfolio.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Growth Team

Thomas R.H. Tibbles, CFA

Chief Investment Officer, Growth Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Growth Fund

Growth of $1,000,000 Investment in Institutional Class

June 23, 2003 (inception) through June 30, 20092

Average Annual Total Returns — June 30, 20092

	6 Months	1 Year	3 Years	5 Years	Since Inception
Institutional Class (Inception 6/23/2003)	22.29%	-31.34%	-5.28%	3.55%	6.96%
Advisor Class (Inception 9/13/2005)	22.31%	-31.45%	-5.52%	—	-1.62%

					Since Inception[5]

COMPARATIVE PERFORMANCE	6 Months	1 Year	3 Years	5 Years	Institutional Class	Advisor Class
MSCI ACWI ex USA[1]	14.35%	-30.54%	-5.35%	4.95%	9.11%	-0.71%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	0.87%	0.87%
Advisor	1.16	1.16

NOTES TO CHARTS

[1]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[3]	Before reductions and reimbursements.
[4]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/10.
[5]	The since-inception comparative performance figures shown for each Class of Fund shares are calculated as follows: Institutional Class from 7/1/03; Advisor Class from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL CORE FUND

After a very difficult start to the year, international markets – particularly Emerging Market countries – bounced back strongly, significantly outperforming the U.S. market for the six months ended June 30, 2009. During the period, nearly all major and emerging stock markets posted positive returns, while eight of the ten sectors represented in the Fund’s benchmark made gains.

The rally in international equity markets was powered by hopes of a global economic recovery and relief that none of the “worst-case scenarios” had occurred. However, the rally did slow at the end of the period amid uncertainty over when the global recovery would actually begin. We believe Emerging Markets will continue to be the engine of growth, while growth in the developed economies is likely to remain muted until 2010. A research report by Citigroup Inc. forecasts economic growth of 5.8% in Emerging Markets for 2009, compared to a decline of 4.7% in developed markets. Meanwhile, citing the Chinese government’s expansionary fiscal and monetary policies, the World Bank raised its forecast of economic growth in China for 2009 from 6.5% to 7.2%.

The U.S. dollar was mixed in the first half of the year – recording losses of 4.6% against the Canadian dollar and 12.8% against the British pound. It was almost unchanged when compared to the euro and recorded a gain of 6.3% against the Japanese yen.

International Core Fund outperformed its benchmark

Institutional Class shares of the International Core Fund returned 17.67% for the six months ended June 30, 2009, outperforming the 14.35% return of its benchmark, the MSCI ACWI ex USA. The Fund’s Advisor Class shares also fared better than the Index, returning 17.65%.

Attribution from a regional perspective indicates that the Fund’s relative return received a significant boost from security selection in Europe. Security selection in Emerging Markets and the Pacific ex Japan region also had a positive impact on the Fund, while security selection in Japan had a negative impact. Sectors that had the largest positive impact on relative returns were Financials, Energy and Information Technology, while only Consumer Discretionary and Health Care had a negative return for the period. The cash position the Fund held during the period had a small positive effect, but holding a basket of currencies that differed from the MSCI ACWI ex USA had a negative impact on relative performance.

Market outlook

While the pace of economic growth has slowed dramatically, we believe the long-term outlook for many economies – especially the Emerging Markets – is still very attractive. We remain optimistic on China, where many companies are poised to benefit from massive infrastructure spending and government stimulus. Brazil and India are also growing faster than the developed world and can benefit from domestic growth even if the export story continues to slow.

Valuations are higher now than they were in 2008 and this will remove one of the drivers of the recent rally. Further gains will need to be earnings driven, and investors are likely to be closely monitoring second-quarter earnings reports. Fortunately, equity investors’ appetite for risk, which returned at the end of the first quarter, is still apparent. Volatility may remain range bound in the short term, since valuations have neutralized and the global economy is showing signs of stabilization. Dust appears to be settling for both economic and earnings visibility; no clear long-term trends are visible. The global interest rate outlook is reasonably supportive, although risks have increased for long-term inflation as well as growth prospects.

We believe that focusing on high-quality names with good secular growth stories should benefit the Fund over time. Maintaining a well diversified portfolio of high-quality international companies should prove beneficial as investors return to equities and risk aversion continues to subside. We believe many of the names that will recover first are the high-quality, liquid, large-cap companies in the Fund’s portfolio.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Core Fund Team

Lauretta A. (“Retz”) Reeves, CFA

Co-Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Thomas R.H. Tibbles, CFA

Chief Investment Officer, Growth Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Core Fund

Growth of $1,000,000 Investment in Institutional Class

September 13, 2005 (inception) through June 30, 20092

Average Annual Total Returns — June 30, 20092

	6 Months	1 Year	3 Years	Since Inception
Institutional Class (Inception 9/13/2005)	17.67%	-31.37%	-5.86%	-0.93%
Advisor Class (Inception 9/13/2005)	17.65%	-31.45%	-5.98%	-1.09%

COMPARATIVE PERFORMANCE	6 Months	1 Year	3 Years	Since Inception[5]
MSCI ACWI ex USA[1]	14.35%	-30.54%	-5.35%	-0.71%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	1.13%	1.13%
Advisor	1.31	1.30

NOTES TO CHARTS

[1]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[3]	Before reductions and reimbursements.
[4]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/10.
[5]	The since-inception comparative performance figure shown is calculated from 10/1/05.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

If you wish to communicate with the Funds’ Board of Trustees, you may do so by writing to: Secretary of the Funds, Natixis Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116.

The correspondence must a) be in writing; b) be signed by the shareholder; c) include the shareholder’s name and address; and d) identify the Fund, account number, share class, and number of shares held in that Fund, as of a recent date.

Or by e-mail at:

secretaryofthefunds@ga.natixis.com

(Communications regarding recommendations for Trustee candidates may not be submitted by e-mail.)

Please note: Unlike written correspondence, e-mail is not secure. Please do NOT include your account number, Social Security number, PIN, or any other non-public, personal information in an e-mail communication because this information may be viewed by others.

For more complete information on any Hansberger Fund, contact your financial professional or call Hansberger Funds at 800-414-6927 and ask for a free prospectus, which contains more complete information, including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Hansberger Funds at 800-414-6927; at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available by calling 1-800-414-6927.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder you incur ongoing costs, including management fees and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from January 1, 2009 through June 30, 2009. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different Funds.

INTERNATIONAL VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2009	ENDING ACCOUNT VALUE 6/30/2009	EXPENSES PAID DURING PERIOD* 1/1/2009 – 6/30/2009
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,118.70	$4.89
Hypothetical (5% return before expenses)	$1,000.00	$1,020.18	$4.66
ADVISOR CLASS
Actual	$1,000.00	$1,117.50	$6.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*	Expenses are equal to the Fund’s annualized expense ratio: 0.93% and 1.15% for the Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

EMERGING MARKETS FUND	BEGINNING ACCOUNT VALUE 1/1/2009	ENDING ACCOUNT VALUE 6/30/2009	EXPENSES PAID DURING PERIOD* 1/1/2009 – 6/30/2009
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,320.20	$7.42
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.46
ADVISOR CLASS
Actual	$1,000.00	$1,314.90	$8.38
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.30

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.29% and 1.46% for the Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

INTERNATIONAL GROWTH FUND	BEGINNING ACCOUNT VALUE 1/1/2009	ENDING ACCOUNT VALUE 6/30/2009	EXPENSES PAID DURING PERIOD* 1/1/2009 – 6/30/2009
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,222.90	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41
ADVISOR CLASS
Actual	$1,000.00	$1,223.10	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61

*	Expenses are equal to the Fund’s annualized expense ratio: 0.88% and 0.92% for the Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

INTERNATIONAL CORE FUND	BEGINNING ACCOUNT VALUE 1/1/2009	ENDING ACCOUNT VALUE 6/30/2009	EXPENSES PAID DURING PERIOD* 1/1/2009 – 6/30/2009
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,176.70	$5.67
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26
ADVISOR CLASS
Actual	$1,000.00	$1,176.50	$6.48
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.05%, and 1.20% for the Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Funds’ advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees, and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreement to the Funds’ Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s respective peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing each Fund against its respective peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June, 2009. The Agreement was continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by Natixis Advisers and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of each Fund over various time periods, including information which compared the performance of each Fund to the performance of peer groups of funds and each Fund’s respective performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Fund’s Adviser that were reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Funds and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees also noted that all of the Funds have expense caps in place and they considered the amounts waived or reimbursed by the Adviser under these caps.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that each of the Funds was subject to an expense waiver or cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2010.

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 98.2% of Net Assets
	Australia — 2.3%
63,897	Commonwealth Bank of Australia	$2,002,903
137,918	Westpac Banking Corp.	2,243,876

		4,246,779

	Brazil — 3.9%
166,576	Companhia Energetica de Minas Gerais, Sponsored ADR	2,238,781
69,259	Petroleo Brasileiro SA, Sponsored ADR	2,310,480
174,702	Vale SA, Sponsored ADR	2,681,676

		7,230,937

	Canada — 2.4%
67,443	Bank of Nova Scotia	2,517,625
57,623	IGM Financial, Inc.	2,038,590

		4,556,215

	China — 10.9%
2,195,000	China Communications Construction Co. Ltd., Class H	2,542,049
3,788,000	China Construction Bank Corp., Class H	2,913,960
181,000	China Mobile Ltd.	1,812,244
844,000	China Shenhua Energy Co. Ltd., Class H	3,061,851
5,867,024	Denway Motors Ltd.	2,327,464
4,679,000	Industrial and Commerial Bank of China Ltd., Class H	3,247,082
214,500	Ping An Insurance (Group) Co. of China Ltd., Class H	1,439,734
898,800	Weichai Power Co. Ltd., Class H	2,974,273

		20,318,657

	Denmark — 1.1%
36,054	Novo Nordisk A/S, Class B	1,963,689

	France — 12.4%
87,195	ArcelorMittal	2,885,538
157,715	Axa SA	2,985,049
47,910	BNP Paribas	3,124,314
43,415	Carrefour SA	1,861,836
60,662	France Telecom SA	1,380,274
46,280	GDF Suez	1,732,356
71,662	Groupe Danone	3,553,330
21,370	PPR	1,751,843
71,952	Total SA	3,899,821

		23,174,361

	Germany — 5.5%
49,063	Adidas AG	1,869,655
34,340	Bayer AG	1,845,426
13,176	Merck KGaA	1,340,725
84,901	SAP AG	3,423,051
25,530	Siemens AG, (Registered)	1,765,454

		10,244,311

	India — 2.2%
11,597	HDFC Bank Ltd., ADR	1,195,998
80,869	Infosys Technologies Ltd., Sponsored ADR	2,974,362

		4,170,360

	Italy — 2.9%
149,907	ENI SpA	3,555,338
78,350	Saipem SpA	1,914,205

		5,469,543

Shares	Description	Value (†)

	Japan — 16.9%
385,000	Bank of Yokohama (The) Ltd.	$2,060,743
55,300	Canon, Inc.	1,806,319
23,200	East Japan Railway Co.	1,396,776
376	KDDI Corp.	1,995,073
303,500	Mitsubishi UFJ Financial Group, Inc.	1,874,049
10,700	Nintendo Co. Ltd.	2,961,278
237,300	Nomura Holdings, Inc.	2,003,012
433,000	Osaka Gas Co. Ltd.	1,380,187
73,300	Seven & I Holdings Co. Ltd.	1,719,075
50,500	Shin-Etsu Chemical Co. Ltd.	2,342,133
172,000	Shionogi & Co. Ltd.	3,323,213
190,400	Sumitomo Corp.	1,935,356
553,000	Sumitomo Trust & Banking Co. Ltd.	2,967,332
135,100	THK Co. Ltd.	2,013,997
44,900	Toyota Motor Corp.	1,698,000

		31,476,543

	Korea — 2.8%
61,439	KB Financial Group, Inc.(b)	2,048,306
6,916	Samsung Electronics Co. Ltd.	3,197,713

		5,246,019

	Mexico — 1.5%
72,944	America Movil SAB de CV, Series L, ADR	2,824,392

	Norway — 2.1%
222,938	Renewable Energy Corp. A/S(b)	1,740,763
76,875	Renewable Energy Corp. A/S, Rights(b)	274,974
182,032	Subsea 7, Inc.(b)	1,867,403

		3,883,140

	Russia — 3.1%
107,602	Gazprom, Sponsored ADR	2,178,941
33,588	LUKOIL, Sponsored ADR	1,490,300
239,577	MMC Norilsk Nickel, ADR(b)	2,204,108

		5,873,349

	Singapore — 1.3%
298,600	DBS Group Holdings Ltd.	2,420,794

	Spain — 2.5%
232,411	Banco Santander Central Hispano SA	2,809,410
36,842	Industria de Diseno Textil S.A.	1,773,090

		4,582,500

	Switzerland — 9.0%
169,482	ABB Ltd., (Registered)(b)	2,676,235
67,597	Credit Suisse Group, (Registered)	3,097,022
14,543	Lonza Group AG, (Registered)	1,446,703
102,669	Nestle SA, (Registered)	3,876,621
40,509	Novartis AG, (Registered)	1,649,009
16,807	Roche Holding AG	2,289,989
7,601	Syngenta AG, (Registered)	1,768,492

		16,804,071

	Taiwan — 1.4%
1,548,188	Taiwan Semiconductor Manufacturing Co. Ltd.	2,540,886

	United Kingdom — 14.0%
646,149	Barclays PLC	3,002,686
182,538	BHP Billiton PLC	4,114,157
173,496	Eurasian Natural Resources Corp.	1,877,451
276,798	HSBC Holdings PLC	2,309,542
356,634	ICAP PLC	2,656,208

See accompanying notes to financial statements.

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

	United Kingdom — continued
720,266	Man Group PLC	$3,301,623
248,263	Smith & Nephew PLC	1,843,142
148,814	Standard Chartered PLC	2,798,153
323,860	Tesco PLC	1,891,294
1,231,070	Vodafone Group PLC	2,394,358

		26,188,614

	Total Common Stocks (Identified Cost $207,879,266)	183,215,160

Preferred Stocks — 0.9%
	Germany — 0.9%
54,804	Henkel AG & Co. KGaA (Identified Cost $1,942,209)	1,711,471

Principal Amount
Short-Term Investments — 0.7%
$1,285,674	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2009 at 0.000% to be repurchased at $1,285,674 on 7/01/2009, collateralized by $1,235,000 Federal National Mortgage Association, 7.125% due 6/15/2010 valued at $1,315,275 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $1,285,674)	1,285,674

	Total Investments — 99.8% (Identified Cost $211,107,149)(a)	186,212,305
	Other assets less liabilities — 0.2%	290,273

	Net Assets — 100.0%	$186,502,578

(†)	See Note 2a of Notes to Financial Statements.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2009, the net unrealized depreciation on investments based on a cost of $211,107,149 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$7,869,623
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(32,764,467)

	Net unrealized depreciation	$(24,894,844)

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Net Asset Summary at June 30, 2009 (Unaudited)

Commercial Banks	21.2%
Oil, Gas & Consumable Fuels	8.8
Metals & Mining	7.4
Capital Markets	7.0
Pharmaceuticals	6.7
Wireless Telecommunication Services	4.8
Food Products	4.0
Software	3.4
Semiconductors & Semiconductor Equipment	3.1
Food & Staples Retailing	2.9
Machinery	2.7
Insurance	2.4
Electrical Equipment	2.4
Chemicals	2.2
Automobiles	2.1
Energy Equipment & Services	2.0
Other Investments, less than 2% each	16.0
Short-Term Investments	0.7

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

Currency Exposure at June 30, 2009 as Percentage of Net Assets (Unaudited)

Euro	24.2%
Japanese Yen	16.9
British Pound	12.8
Hong Kong Dollar	12.1
United States Dollar	11.4
Swiss Franc	9.0
South Korean Won	2.8
Canadian Dollar	2.4
Australian Dollar	2.3
Norwegian Krone	2.1
Other, less than 2% each	3.8

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 94.0% of Net Assets
	Brazil — 16.8%
42,951	Banco Bradesco SA, Sponsored ADR	$634,386
24,990	Banco do Brasil SA	270,114
85,935	BM&F BOVESPA SA	516,619
4,377	Companhia de Bebidas das Americas, ADR	283,761
44,352	Companhia Energetica de Minas Gerais	465,136
9,419	Companhia Siderurgica Nacional SA, Sponsored ADR	210,515
32,314	GVT Holding SA(b)	537,605
17,913	Natura Cosmeticos SA	236,402
50,949	Petroleo Brasileiro SA, ADR	2,087,890
15,601	Redecard SA	240,046
10,997	Tele Norte Leste Participacoes SA	207,649
9,326	Totvs SA	318,164
105,123	Vale SA, Sponsored ADR	1,613,638
10,540	Vivo Participacoes SA, ADR	199,628

		7,821,553

	China — 22.9%
583,000	Belle International Holdings Ltd.	503,307
953,000	China CITIC Bank, Class H	612,034
236,000	China Communications Construction Co. Ltd., Class H	273,314
1,009,000	China Construction Bank Corp., Class H	776,184
159,600	China Mobile Ltd.	1,597,979
194,000	China National Building Material Co. Ltd., Class H	372,995
262,640	China Overseas Land & Investment Ltd.	602,129
584,000	China Petroleum & Chemical Corp., Class H	442,907
580,600	China Railway Group Ltd., Class H(b)	463,154
157,000	China Shenhua Energy Co. Ltd., Class H	569,562
324,000	China Shipping Development Co. Ltd., Class H	413,537
236,000	China Zhongwang Holdings Ltd.(b)	324,612
364,000	CNOOC Ltd.	448,394
974,400	Denway Motors Ltd.	386,547
1,138,000	Industrial and Commerial Bank of China Ltd., Class H	789,737
308,000	PetroChina Co. Ltd., Class H	340,359
152,500	Ping An Insurance (Group) Co. of China Ltd., Class H	1,023,587
22,400	Tencent Holdings Ltd.	258,893
128,800	Weichai Power Co. Ltd., Class H	426,220

		10,625,451

	Egypt — 0.5%
6,943	Orascom Construction Industries	236,929

	Hong Kong — 0.5%
716,000	China State Construction International Holdings Ltd.	246,279

	India — 7.2%
10,591	Bharat Heavy Electricals Ltd.	490,967
91,332	Dabur India Ltd.	242,529
5,282	HDFC Bank Ltd., ADR	544,733
11,806	Housing Development Finance Corp. Ltd.	578,815
14,253	Infosys Technologies Ltd.	527,416
16,029	Larsen & Toubro Ltd.	524,383
11,118	Reliance Industries Ltd.(b)	469,321

		3,378,164

	Indonesia — 0.9%
443,500	PT United Tractors Tbk	430,030

Shares	Description	Value (†)

	Israel — 1.5%
9,536	Check Point Software Technologies Ltd.(b)	$223,810
9,974	Teva Pharmaceutical Industries Ltd., Sponsored ADR	492,117

		715,927

	Korea — 11.1%
2,491	Hyundai Heavy Industries Co. Ltd.	369,835
8,455	Hyundai Motor Co. Ltd.	489,025
25,898	KB Financial Group, Inc.(b)	863,409
1,952	LG Chem Ltd.	212,731
1,943	POSCO	645,912
4,232	Samsung Electronics Co. Ltd.	1,956,727
1,659	Samsung Fire & Marine Insurance Co. Ltd.	243,902
23,504	Woongjin Thinkbig Co. Ltd.	420,164

		5,201,705

	Malaysia — 0.9%
156,000	Bumiputra-Commerce Holdings Bhd	400,516

	Mexico — 4.0%
19,941	America Movil SAB de CV, Series L, ADR	772,116
19,619	Cemex SAB de CV, Sponsored ADR(b)	183,241
6,791	Fomento Economico Mexicano, SAB de CV, Sponsored ADR	218,942
104,166	Grupo Financiero Banorte SAB de CV	252,341
12,725	Grupo Televisa SA, Sponsored ADR	216,325
70,841	Wal-Mart de Mexico SAB de CV, Series V	210,077

		1,853,042

	Peru — 0.9%
7,403	Credicorp Ltd.	430,855

	Russia — 8.5%
72,171	Gazprom, Sponsored ADR	1,461,463
18,519	LUKOIL, Sponsored ADR	821,688
54,243	MMC Norilsk Nickel, ADR(b)	499,036
8,403	Mobile Telesystems, Sponsored ADR	310,323
445,853	Sberbank	557,761
6,113	Wimm-Bill-Dann Foods, ADR(b)	335,909

		3,986,180

	South Africa — 5.8%
21,905	Impala Platinum Holdings Ltd.	484,700
32,941	MTN Group Ltd.	505,921
20,448	Naspers Ltd., N Shares	538,525
13,275	Sasol Ltd.	464,422
36,795	Shoprite Holdings Ltd.	262,414
39,608	Standard Bank Group Ltd.	455,660

		2,711,642

	Taiwan — 11.0%
371,680	Asustek Computer, Inc.	480,483
1,077,536	Chinatrust Financial Holding Co. Ltd.	647,296
202,000	Formosa Plastics Corp.	359,306
241,519	HON HAI Precision Industry Co. Ltd.	740,673
42,000	MediaTek, Inc.	498,642
132,892	President Chain Store Corp.	339,721
237,000	Taiwan Mobile Co. Ltd.	403,944
998,892	Taiwan Semiconductor Manufacturing Co. Ltd.	1,639,381

		5,109,446

	Turkey — 0.6%
102,781	Turkiye Garanti Bankasi A/S(b)	274,748

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

	United Kingdom — 0.9%
38,793	Eurasian Natural Resources Corp.	$419,790

	Total Common Stocks (Identified Cost $47,269,850)	43,842,257

Preferred Stocks — 2.4%
	Brazil — 2.4%
34,023	Itau Unibanco Banco Multiplo SA	539,993
27,405	Usinas Siderurgicas de Minas Gerias SA, Class A	581,945

	Total Preferred Stocks (Identified Cost $776,834)	1,121,938

Principal Amount
Short-Term Investments — 2.1%
$975,323	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2009 at 0.000% to be repurchased at $975,323 on 7/01/2009, collateralized by $995,000 Federal Home Loan Bank, 5.648% due 11/27/2037 valued at $997,488 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $975,323)	975,323

	Total Investments — 98.5% (Identified Cost $49,022,007)(a)	45,939,518
	Other assets less liabilities — 1.5%	711,423

	Net Assets — 100.0%	$46,650,941

(†)	See Note 2a of Notes to Financial Statements.

(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At June 30, 2009, the net unrealized depreciation on investments based on a cost of $49,022,007 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,020,240
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,102,729)

	Net unrealized depreciation	$(3,082,489)

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Net Asset Summary at June 30, 2009 (Unaudited)

Commercial Banks	17.4%
Oil, Gas & Consumable Fuels	15.2
Metals & Mining	10.2
Semiconductors & Semiconductor Equipment	8.8
Wireless Telecommunication Services	8.2
Construction & Engineering	3.7
Insurance	2.7
Machinery	2.6
Media	2.5
Other Investments, less than 2% each	25.1
Short-Term Investments	2.1

Total Investments	98.5
Other assets less liabilities	1.5

Net Assets	100.0%

Currency Exposure at June 30, 2009 as Percentage of Net Assets (Unaudited)

United States Dollar	28.0%
Hong Kong Dollar	23.3
South Korean Won	11.1
Taiwan Dollar	11.0
Brazilian Real	8.4
Indian Rupee	6.1
South African Rand	5.8
Other, less than 2% each	4.8

Total Investments	98.5
Other assets less liabilities	1.5

Net Assets	100.0%

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 99.7% of Net Assets
	Australia — 4.8%
289,158	BHP Billiton Ltd.	$7,921,724
368,523	CSL Ltd.	9,528,578
217,203	Rio Tinto Ltd.	9,072,833

		26,523,135

	Belgium — 1.4%
216,801	Anheuser-Busch InBev NV	7,861,052

	Brazil — 4.7%
477,089	Itau Unibanco Holding SA, ADR	7,552,319
234,457	Petroleo Brasileiro SA, ADR	9,608,048
505,098	Vale SA, Sponsored ADR	8,904,877

		26,065,244

	Canada — 8.6%
546,227	Cameco Corp.	13,983,411
514,907	Manulife Financial Corp.	8,933,636
274,148	Rogers Communications, Inc., Class B	7,047,264
183,339	Shoppers Drug Mart Corp.	7,879,566
319,905	Suncor Energy, Inc.	9,705,918

		47,549,795

	China — 8.8%
8,062,000	Agile Property Holdings Ltd.	11,547,845
5,547,000	China Communications Construction Co. Ltd., Class H	6,424,029
3,489,550	China Merchants Bank Co. Ltd., Class H	7,892,729
9,061,000	Industrial and Commercial Bank of China Ltd., Class H	6,288,056
5,900,000	PetroChina Co. Ltd., Class H	6,519,857
840,400	Tencent Holdings Ltd.	9,713,089

		48,385,605

	Denmark — 2.3%
176,501	Vestas Wind Systems A/S(b)	12,666,527

	France — 6.6%
424,724	Axa SA	8,038,689
115,048	BNP Paribas	7,502,528
137,171	Electricite de France	6,697,767
126,976	Groupe Danone	6,296,052
83,653	Iliad SA	8,135,110

		36,670,146

	Germany — 6.5%
164,953	Adidas AG	6,285,903
109,073	Deutsche Boerse AG	8,488,543
208,837	E.ON AG	7,413,234
170,727	SAP AG, Sponsored ADR	6,861,518
63,068	Wacker Chemie AG	7,283,079

		36,332,277

	Hong Kong — 2.8%
1,237,000	Esprit Holdings Ltd.	6,904,337
3,270,000	Li & Fung Ltd.	8,668,022

		15,572,359

	India — 2.8%
85,055	HDFC Bank Ltd., ADR	8,771,722
185,615	Infosys Technologies Ltd.	6,868,475

		15,640,197

Shares	Description	Value (†)

	Israel — 1.2%
130,954	Teva Pharmaceutical Industries Ltd., Sponsored ADR	$6,461,270

	Italy — 1.4%
318,316	Saipem SpA	7,776,926

	Japan — 11.6%
104,000	FANUC Ltd.	8,334,172
9,325	Jupiter Telecommunications Co. Ltd.	7,073,279
407,000	NGK Insulators Ltd.	8,295,370
22,100	Nintendo Co. Ltd.	6,116,283
129,300	Shin-Etsu Chemical Co. Ltd.	5,996,788
2,308	Sony Financial Holdings, Inc.	6,363,533
152,000	TERUMO Corp.	6,701,239
224,300	Toyota Motor Corp.	8,482,434
116,030	Yamada Denki Co. Ltd.	6,750,424

		64,113,522

	Korea — 1.2%
29,724	Samsung Electronics Co. Ltd., GDR, (Registered), 144A	6,933,123

	Luxembourg — 1.8%
178,089	Millicom International Cellular SA(b)	10,019,287

	Mexico — 1.1%
207,512	Wal-Mart de Mexico SA de CV, Series V, Sponsored ADR	6,121,604

	Netherlands — 1.0%
316,126	Koninklijke (Royal) Philips Electronics NV, (NY Registered Shares)	5,823,041

	Norway — 1.2%
757,823	Renewable Energy Corp. A/S(b)	5,917,297
261,318	Renewable Energy Corp. A/S, Rights(b)	934,708

		6,852,005

	Russia — 1.2%
334,460	Gazprom, Sponsored ADR	6,772,815

	South Africa — 1.2%
445,069	MTN Group Ltd.	6,835,554

	Spain — 4.5%
619,970	Banco Santander Central Hispano SA	7,494,267
376,085	Gamesa Corp., Tecnologica SA	7,170,079
443,481	Telefonica SA	10,071,230

		24,735,576

	Switzerland — 7.8%
434,155	ABB Ltd., (Registered)(b)	6,855,599
203,047	Credit Suisse Group, (Registered)	9,302,794
183,018	Nestle SA, (Registered)	6,910,474
252,388	Nobel Biocare Holding AG, (Registered)	5,523,211
143,811	Novartis AG, (Registered)	5,854,146
62,836	Roche Holding AG	8,561,538

		43,007,762

	United Kingdom — 15.2%
4,213,429	ARM Holdings PLC	8,315,074
624,748	Autonomy Corp. PLC(b)	14,803,223
534,273	BG Group PLC	8,996,993
874,877	British Sky Broadcasting PLC	6,567,458
872,350	ICAP PLC	6,497,256
1,358,040	Prudential PLC	9,282,844
796,640	Smith & Nephew PLC	5,914,377

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

	United Kingdom — continued
370,771	Standard Chartered PLC	$6,971,616
1,299,601	Tesco PLC	7,589,477
435,602	Vedanta Resources PLC	9,273,679

		84,211,997

	Total Common Stocks (Identified Cost $616,462,481)	552,930,819

Principal Amount
Short-Term Investments — 0.5%
$2,822,154	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2009 at 0.000% to be repurchased at $2,822,154 on 7/01/2009, collateralized by $2,875,000 Federal Home Loan Bank, 5.648% due 11/27/37 valued at $2,882,188 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $2,822,154)	2,822,154

	Total Investments — 100.2% (Identified Cost $619,284,635)(a)	555,752,973
	Other assets less liabilities — (0.2)%	(1,093,097)

	Net Assets — 100.0%	$554,659,876

(†)	See Note 2a of Notes to Financial Statements.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2009, the net unrealized depreciation on investments based on a cost of $619,104,068 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$38,837,639
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(102,188,734)

	Net unrealized depreciation	$(63,351,095)

(b)	Non-income producing security.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of this security amounted to $6,933,123 or 1.2% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Net Asset Summary at June 30, 2009 (Unaudited)

Oil, Gas & Consumable Fuels	10.0%
Commercial Banks	9.5
Metals & Mining	6.4
Electrical Equipment	6.0
Insurance	5.9
Software	5.1
Wireless Telecommunication Services	4.3
Food & Staples Retailing	3.9
Pharmaceuticals	3.8
Diversified Telecommunication Services	3.3
Health Care Equipment & Supplies	3.2
Machinery	3.0
Capital Markets	2.9
Semiconductors & Semiconductor Equipment	2.7
Electric Utilities	2.6
Media	2.5
Specialty Retail	2.4
Chemicals	2.4
Food Products	2.4
Real Estate Management & Development	2.1
Other Investments, less than 2% each	15.3
Short-Term Investments	0.5

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

Currency Exposure at June 30, 2009 as a Percentage of Net Assets (Unaudited)

United States Dollar	21.5%
Euro	19.1
British Pound	15.2
Japanese Yen	11.6
Hong Kong Dollar	11.6
Swiss Franc	7.8
Australian Dollar	4.8
Canadian Dollar	2.7
Danish Krone	2.3
Other Investments, less than 2% each	3.6

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 98.3% of Net Assets
	Australia — 3.5%
12,971	BHP Billiton Ltd.	$355,351
8,455	Commonwealth Bank of Australia	265,029
16,549	CSL Ltd.	427,893
9,732	Rio Tinto Ltd.	406,517
17,481	Westpac Banking Corp.	284,410

		1,739,200

	Belgium — 0.7%
9,725	Anheuser-Busch InBev NV	352,622

	Brazil — 4.3%
21,755	Companhia Energetica de Minas Gerais, Sponsored ADR	292,387
21,401	Itau Unibanco Holding SA, ADR	338,778
10,516	Petroleo Brasileiro SA, ADR	430,946
9,404	Petroleo Brasileiro SA, Sponsored ADR	313,717
22,658	Vale SA, Sponsored ADR	399,460
23,562	Vale SA, Sponsored Preference ADR	361,677

		2,136,965

	Canada — 5.6%
9,125	Bank of Nova Scotia	340,633
24,503	Cameco Corp.	627,277
8,172	IGM Financial, Inc.	289,110
23,123	Manulife Financial Corp.	401,184
12,298	Rogers Communications, Inc., Class B	316,133
8,224	Shoppers Drug Mart Corp.	353,452
14,350	Suncor Energy, Inc.	435,379

		2,763,168

	China — 9.7%
362,000	Agile Property Holdings Ltd.	518,521
538,000	China Communications Construction Co. Ltd., Class H	623,063
494,000	China Construction Bank Corp., Class H	380,015
156,400	China Merchants Bank Co. Ltd., Class H	353,748
24,000	China Mobile Ltd.	240,298
110,000	China Shenhua Energy Co. Ltd., Class H	399,056
764,000	Denway Motors Ltd.	303,081
1,016,000	Industrial and Commercial Bank of China Ltd., Class H	705,073
264,000	PetroChina Co. Ltd., Class H	291,736
28,000	Ping An Insurance (Group) Co. of China Ltd., Class H	187,937
37,600	Tencent Holdings Ltd.	434,569
118,400	Weichai Power Co. Ltd., Class H	391,805

		4,828,902

	Denmark — 1.7%
4,701	Novo Nordisk A/S, Class B	256,041
7,918	Vestas Wind Systems A/S(b)	568,232

		824,273

	France — 9.4%
11,341	ArcelorMittal	375,307
39,813	Axa SA	753,535
11,526	BNP Paribas	751,635
5,714	Carrefour SA	245,043
6,153	Electricite de France	300,438
7,909	France Telecom SA	179,957
6,031	GDF Suez	225,753

Shares	Description	Value (†)

	France — continued
15,071	Groupe Danone	$747,289
3,757	Iliad SA	365,362
2,828	PPR	231,830
9,549	Total SA, Sponsored ADR	517,842

		4,693,991

	Germany — 6.0%
13,796	Adidas AG	525,728
4,520	Bayer AG	242,904
4,893	Deutsche Boerse AG	380,795
9,368	E.ON AG	332,543
1,718	Merck KGaA	174,815
19,096	SAP AG, Sponsored ADR	767,468
3,329	Siemens AG, (Registered)	230,207
2,829	Wacker Chemie AG	326,692

		2,981,152

	Hong Kong — 1.4%
55,500	Esprit Holdings Ltd.	309,774
146,000	Li & Fung Ltd.	387,013

		696,787

	India — 2.5%
5,330	HDFC Bank Ltd., ADR	549,683
3,264	Infosys Technologies Ltd.	120,781
16,236	Infosys Technologies Ltd., Sponsored ADR	597,160

		1,267,624

	Israel — 0.6%
5,874	Teva Pharmaceutical Industries Ltd., Sponsored ADR	289,823

	Italy — 2.1%
19,725	ENI SpA	467,817
24,495	Saipem SpA	598,449

		1,066,266

	Japan — 14.1%
50,000	Bank of Yokohama (The) Ltd.	267,629
7,200	Canon, Inc.	235,181
3,000	East Japan Railway Co.	180,618
4,700	FANUC Ltd.	376,641
418	Jupiter Telecommunications Co. Ltd.	317,065
49	KDDI Corp.	259,996
39,600	Mitsubishi UFJ Financial Group, Inc.	244,522
18,000	NGK Insulators Ltd.	366,871
2,400	Nintendo Co. Ltd.	664,212
31,000	Nomura Holdings, Inc.	261,666
56,000	Osaka Gas Co. Ltd.	178,500
9,600	Seven & I Holdings Co. Ltd.	225,145
12,700	Shin-Etsu Chemical Co. Ltd.	589,012
23,000	Shionogi & Co. Ltd.	444,383
104	Sony Financial Holdings, Inc.	286,745
24,800	Sumitomo Corp.	252,084
72,000	Sumitomo Trust & Banking Co. Ltd.	386,343
6,800	TERUMO Corp.	299,792
17,600	THK Co. Ltd.	262,371
15,900	Toyota Motor Corp.	601,296
5,200	Yamada Denki Co. Ltd.	302,527

		7,002,599

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

	Korea — 2.0%
7,984	KB Financial Group, Inc., ADR(b)	$265,947
3,152	Samsung Electronics Co. Ltd., GDR, (Registered), 144A	735,204

		1,001,151

	Luxembourg — 0.9%
7,989	Millicom International Cellular SA(b)	449,461

	Mexico — 1.3%
9,904	America Movil SAB de CV, Series L, ADR	383,483
9,309	Wal-Mart de Mexico SA de CV, Series V, Sponsored ADR	274,615

		658,098

	Netherlands — 0.5%
14,180	Koninklijke (Royal) Philips Electronics NV, (NY Registered Shares)	261,196

	Norway — 1.7%
63,494	Renewable Energy Corp. A/S(b)	495,779
21,894	Renewable Energy Corp. A/S, Rights(b)	78,313
24,189	Subsea 7, Inc.(b)	248,146

		822,238

	Russia — 2.2%
29,033	Gazprom, Sponsored ADR	587,918
4,379	LUKOIL, Sponsored ADR	194,296
31,219	MMC Norilsk Nickel, ADR(b)	287,215

		1,069,429

	Singapore — 0.6%
39,000	DBS Group Holdings Ltd.	316,179

	South Africa — 0.6%
19,965	MTN Group Ltd.	306,631

	Spain — 3.4%
58,145	Banco Santander Central Hispano SA	702,863
16,871	Gamesa Corp., Tecnologica SA	321,647
4,826	Industria de Diseno Textil SA	232,260
19,894	Telefonica SA	451,783

		1,708,553

	Switzerland — 8.3%
41,900	ABB Ltd., (Registered)(b)	661,629
18,101	Credit Suisse Group, (Registered)	829,315
1,895	Lonza Group AG, (Registered)	188,510
21,719	Nestle SA, (Registered)	820,076
11,322	Nobel Biocare Holding AG, (Registered)	247,768
11,730	Novartis AG, (Registered)	477,496
5,031	Roche Holding AG	685,484
993	Syngenta AG, (Registered)	231,037

		4,141,315

	Taiwan — 0.7%
35,295	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	332,126

	United Kingdom — 14.5%
189,007	ARM Holdings PLC	373,000
28,025	Autonomy Corp. PLC(b)	664,044
85,734	Barclays PLC	398,410
23,967	BG Group PLC	403,597
24,019	BHP Billiton PLC	541,355
39,245	British Sky Broadcasting PLC	294,601
22,836	Eurasian Natural Resources Corp.	247,115

Shares	Description	Value (†)

	United Kingdom — continued
36,235	HSBC Holdings PLC	$302,337
85,675	ICAP PLC	638,107
94,802	Man Group PLC	434,562
60,919	Prudential PLC	416,410
68,107	Smith & Nephew PLC	505,637
36,328	Standard Chartered PLC	683,076
100,500	Tesco PLC	586,905
19,540	Vedanta Resources PLC	415,994
16,332	Vodafone Group PLC, Sponsored ADR	318,311

		7,223,461

	Total Common Stocks (Identified Cost $52,928,786)	48,933,210

Preferred Stocks — 0.5%
	Germany — 0.5%
7,146	Henkel AG & Co. KGaA (Identified Cost $239,633)	223,162

Principal Amount
Short-Term Investments — 0.7%
$370,615	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2009 at 0.000% to be repurchased at $370,615 on 7/01/2009, collateralized by $380,000 Federal Home Loan Bank, 5.648% due 11/27/2037 with a value of $380,950 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $370,615)	370,615

	Total Investments — 99.5% (Identified Cost $53,539,034)(a)	49,526,987
	Other assets less liabilities — 0.5%	259,703

	Net Assets — 100.0%	$49,786,690

(†)	See Note 2a of Notes to Financial Statements.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2009, the net unrealized depreciation on investments based on a cost of $53,539,034 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,502,820
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,514,867)

	Net unrealized depreciation	$(4,012,047)

(b)	Non-income producing security.

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $735,204 or 1.5% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Net Asset Summary at June 30, 2009 (Unaudited)

Commercial Banks	15.1%
Oil, Gas & Consumable Fuels	9.4
Metals & Mining	6.8
Pharmaceuticals	5.1
Capital Markets	5.0
Wireless Telecommunication Services	4.5
Software	4.1
Electrical Equipment	4.1
Insurance	4.1
Food & Staples Retailing	3.4
Food Products	3.1
Semiconductors & Semiconductor Equipment	3.0
Machinery	2.8
Chemicals	2.4
Health Care Equipment & Supplies	2.1
Diversified Telecommunication Services	2.0
Other Investments, less than 2% each	21.8
Short-Term Investments	0.7

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

Currency Exposure at June 30, 2009 as a Percentage of Net Assets (Unaudited)

United States Dollar	21.6%
Euro	19.6
Japanese Yen	14.1
British Pound	13.3
Hong Kong Dollar	11.7
Swiss Franc	8.3
Australian Dollar	3.5
Canadian Dollar	2.6
Other, less than 2% each	4.8

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund
ASSETS
Investments at cost	$211,107,149	$49,022,007	$619,284,635	$53,539,034
Net unrealized depreciation	(24,894,844)	(3,082,489)	(63,531,662)	(4,012,047)

Investments at value	186,212,305	45,939,518	555,752,973	49,526,987
Cash	—	—	—	52,999
Foreign currency at value (identified cost $0, $307,511, $492,853 and $29,100)	—	309,013	489,468	28,559
Receivable for Fund shares sold	421,763	—	83,060	50,000
Receivable for securities sold	272,961	193,736	—	32,888
Receivable from investment advisor (Note 5)	—	9,855	—	1,251
Dividends and interest receivable	578,130	175,017	753,720	134,680
Tax reclaims receivable	241,358	24,842	647,997	77,962
Foreign tax rebate receivable (Note 2)	—	85,733	—	—

TOTAL ASSETS	187,726,517	46,737,714	557,727,218	49,905,326

LIABILITIES
Payable for securities purchased	—	—	564,411	27,796
Payable for Fund shares redeemed	913,976	46	2,050,998	—
Foreign currency due to custodian (identified cost $100,936, $0, $0 and $0)	102,052	—	—	—
Management fees payable (Note 5)	130,733	38,882	348,830	31,107
Deferred Trustees’ fees (Note 5)	15,622	14,474	22,098	13,928
Administrative fees payable (Note 5)	8,810	2,319	26,892	2,433
Foreign taxes payable (Note 2)	—	—	25,529	433
Other accounts payable and accrued expenses	52,746	31,052	28,584	42,939

TOTAL LIABILITIES	1,223,939	86,773	3,067,342	118,636

NET ASSETS	$186,502,578	$46,650,941	$554,659,876	$49,786,690

NET ASSETS CONSIST OF:
Paid-in capital	$239,180,456	$61,908,680	$882,433,552	$77,866,813
Undistributed net investment income	165,546	149,056	5,048,016	497,343
Accumulated net realized loss on investments and foreign currency transactions	(27,965,312)	(12,415,873)	(269,285,973)	(24,568,438)
Net unrealized depreciation on investments and foreign currency translations	(24,878,112)	(2,990,922)	(63,535,719)	(4,009,028)

NET ASSETS	$186,502,578	$46,650,941	$554,659,876	$49,786,690

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$124,481,390	$46,169,871	$551,717,092	$49,430,716

Shares of beneficial interest	18,039,173	27,218,549	45,298,476	6,382,609

Net asset value, offering price and redemption price per share	$6.90	$1.70	$12.18	$7.74

Advisor Class:
Net assets	$62,021,188	$481,070	$2,942,784	$355,974

Shares of beneficial interest	9,024,701	286,811	241,848	45,913

Net asset value, offering price and redemption price per share	$6.87	$1.68	$12.17	$7.75

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2009 (Unaudited)

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund
INVESTMENT INCOME
Dividends	$3,507,837	$560,179	$8,173,401	$1,082,150
Interest	32,302	—	—	5,913
Less net foreign taxes withheld	(375,097)	(46,115)	(838,401)	(113,033)

	3,165,042	514,064	7,335,000	975,030

Expenses
Management fees (Note 5)	616,739	196,552	1,824,749	205,666
Trustees’ fees and expenses (Note 5)	6,822	5,792	10,290	5,765
Administrative fees (Note 5)	42,478	10,187	126,691	14,252
Custodian fees and expenses	37,236	61,450	95,099	46,132
Transfer agent fees and expenses—Institutional Class (Note 5)	435	534	1,417	232
Transfer agent fees and expenses—Advisor Class (Note 5)	50,563	157	241	587
Audit and tax services fees	26,203	26,191	26,284	26,177
Legal fees	2,943	579	10,259	1,007
Shareholder reporting expenses	3,368	1,320	4,621	1,900
Registration fees	19,540	18,906	27,597	16,688
Fee/expense recovery—Advisor Class	12,301	—	—	—
Miscellaneous expenses	9,471	13,049	22,155	7,957

Total expenses	828,099	334,717	2,149,403	326,363
Less fee reduction and/or expense reimbursement (Note 5)	—	(80,820)	—	(38,161)

Net expenses	828,099	253,897	2,149,403	288,202

Net investment income	2,336,943	260,167	5,185,597	686,828

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments*	(19,163,843)	(6,674,685)	(162,798,172)	(15,629,690)
Foreign currency transactions	(136,190)	(72,857)	(284,244)	10,572
Net change in unrealized appreciation (depreciation) on:
Investments**	38,850,572	17,856,530	248,271,555	24,149,989
Foreign currency translations	(1,334)	7,263	(16,609)	3,561

Net realized and unrealized gain on investments and foreign currency transactions	19,549,205	11,116,251	85,172,530	8,534,432

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,886,148	$11,376,418	$90,358,127	$9,221,260

*	Including foreign tax rebate of $498 for Emerging Markets Fund – see Note 2 of Notes to the Financial Statements.
**	Including change in foreign tax accrual of ($12,199), ($25,529) and ($433) for Emerging Markets Fund, International Growth Fund and International Core Fund, respectively - see Note 2 of Notes to the Financial Statements.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	International Value Fund		Emerging Markets Fund
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$2,336,943	$4,604,751	$260,167	$1,454,304
Net realized gain (loss) on investments and foreign currency transactions	(19,300,033)	3,402,704	(6,747,542)	13,077,409
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	38,849,238	(126,574,105)	17,863,793	(78,558,932)

Net increase (decrease) in net assets resulting from operations	21,886,148	(118,566,650)	11,376,418	(64,027,219)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(406,067)	(892,880)	(74,881)	(1,167,226)
Advisor Class	(205,472)	(434,300)	(463)	(2,361)
Net realized capital gain
Institutional Class	—	(21,926,211)	—	(39,343,764)
Advisor Class	—	(4,830,042)	—	(50,799)

Total distributions	(611,539)	(28,083,433)	(75,344)	(40,564,150)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	(41,864)	39,166,769	(2,928,882)	(76,387,305)

Net increase (decrease) in net assets	21,232,745	(107,483,314)	8,372,192	(180,978,674)
NET ASSETS
Beginning of the period	165,269,833	272,753,147	38,278,749	219,257,423

End of the period	$186,502,578	$165,269,833	$46,650,941	$38,278,749

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$165,546	$(1,559,858)	$149,056	$(35,767)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	International Growth Fund		International Core Fund
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$5,185,597	$13,142,535	$686,828	$1,251,802
Net realized gain (loss) on investments and foreign currency transactions	(163,082,416)	(106,702,548)	(15,619,118)	(8,734,887)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	248,254,946	(459,471,578)	24,153,550	(39,771,300)

Net increase (decrease) in net assets resulting from operations	90,358,127	(553,031,591)	9,221,260	(47,254,385)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(446,484)	(11,767,636)	(112,831)	(724,798)
Advisor Class	(1,336)	(22,136)	(564)	(2,654)
Net realized capital gain
Institutional Class	—	(9,500,198)	—	(1,619,335)
Advisor Class	—	(15,531)	—	(53,272)

Total distributions	(447,820)	(21,305,501)	(113,395)	(2,400,059)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	(77,629,805)	206,827,851	(19,359,477)	38,331,856

Net increase (decrease) in net assets	12,280,502	(367,509,241)	(10,251,612)	(11,322,588)
NET ASSETS
Beginning of the period	542,379,374	909,888,615	60,038,302	71,360,890

End of the period	$554,659,876	$542,379,374	$49,786,690	$60,038,302

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$5,048,016	$310,239	$497,343	$(76,090)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Value Fund - Institutional Class
	Period Ended June 30, 2009(a)		Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004
Net asset value, beginning of the period	$6.18		$12.77		$12.95	$13.58		$11.82		$10.28

Income from Investment Operations:
Net investment income	0.09	(b)	0.24	(b)	0.25 (b)	0.23	(b)	0.20	(b)	0.17
Net realized and unrealized gain (loss)	0.65		(5.45)		1.65	2.88		1.80		1.53

Total from Investment Operations	0.74		(5.21)		1.90	3.11		2.00		1.70

Less Distributions From:
Net investment income	(0.02)		(0.06)		(0.63)	(0.32)		(0.27)		(0.17)
Net realized capital gain	—		(1.32)		(1.45)	(3.42)		—		—

Total Distributions	(0.02)		(1.38)		(2.08)	(3.74)		(0.27)		(0.17)
Transaction fees(c)	—		—		—	—		0.03		0.01

Net asset value, end of the period	$6.90		$6.18		$12.77	$12.95		$13.58		$11.82

Total return(d)	11.87%		(43.37)%		14.75%	24.40%		17.15%		16.61%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$124,481		$106,435		$262,572	$284,022		$246,919		$288,995
Net expenses(e)	0.93	%(f)	0.94	%(f)	0.93%	0.99	%(h)	1.00	%(f)(g)	1.00	%(g)
Gross expenses(e)	0.93%		0.94%		0.94%	0.99	%(h)	1.05%		1.04%
Net investment income(e)	2.95%		2.33%		1.76%	1.60%		1.62	%(i)	1.44	%(i)
Portfolio turnover rate	26%		69%		47%	46%		37%		36%

(a)	For the six months ended June 30, 2009 (Unaudited).
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Prior to September 1, 2005, these amounts represent proceeds from a 0.50% fee on redemptions. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(d)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	The investment adviser voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(h)	Includes fee/expense recovery of 0.01%.
(i)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 1.59% and 1.40% for 2005 and 2004, respectively.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Value Fund - Advisor Class
	Period Ended June 30, 2009(a)		Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2006(b)
Net asset value, beginning of the period	$6.17		$12.75	$12.94	$13.58	$12.84

Income from Investment Operations:
Net investment income(c)	0.08		0.15	0.22	0.15	0.02
Net realized and unrealized gain (loss)	0.64		(5.36)	1.65	2.94	0.97

Total from Investment Operations	0.72		(5.21)	1.87	3.09	0.99

Less Distributions From:
Net investment income	(0.02)		(0.05)	(0.61)	(0.31)	(0.25)
Net realized capital gain	—		(1.32)	(1.45)	(3.42)	—

Total Distributions	(0.02)		(1.37)	(2.06)	(3.73)	(0.25)

Net asset value, end of the period	$6.87		$6.17	$12.75	$12.94	$13.58

Total return(d)	11.75%		(43.50)%	14.51%	24.23%	7.72%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$62,021		$58,834	$10,181	$5,135	$378
Net expenses(e)(f)	1.15	%(g)	1.15%	1.15%	1.15%	1.15%
Gross expenses(f)	1.15	%(g)	1.23%	1.82%	2.59%	17.23%
Net investment income(f)	2.65%		1.85%	1.53%	1.07%	0.66%
Portfolio turnover rate	26%		69%	47%	46%	37%

(a)	For the six months ended June 30, 2009 (Unaudited).
(b)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of 0.04%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	Emerging Markets Fund - Institutional Class
	Period Ended June 30, 2009(a)		Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004
Net asset value, beginning of the period	$1.29		$6.16		$8.30		$9.21		$10.05		$10.40

Income from Investment Operations:
Net investment income	0.01	(b)	0.05	(b)	0.07	(b)	0.19	(b)	0.16	(b)	0.15
Net realized and unrealized gain (loss)	0.40		(2.96)		2.46		2.29		2.73		1.95

Total from Investment Operations	0.41		(2.91)		2.53		2.48		2.89		2.10

Less Distributions From:
Net investment income(c)	(0.00)		(0.08)		(0.07)		(0.22)		(0.21)		(0.14)
Net realized capital gain	—		(1.88)		(4.60)		(3.17)		(3.63)		(2.33)

Total Distributions	(0.00)		(1.96)		(4.67)		(3.39)		(3.84)		(2.47)
Transaction fees(c)(d)	—		—		—		0.00		0.11		0.02

Net asset value, end of the period	$1.70		$1.29		$6.16		$8.30		$9.21		$10.05

Total return(e)	32.02%		(51.64)%		30.73%		27.77%		30.97%		20.65%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$46,170		$38,191		$219,241		$307,442		$327,742		$432,527
Net expenses(f)	1.29	%(g)	1.25	%(g)	1.25	%(g)	1.25	%(g)	1.25	%(g)(h)	1.25	%(h)
Gross expenses(f)	1.70%		1.36%		1.32%		1.35%		1.39%		1.35%
Net investment income(f)	1.33%		1.11%		0.74%		1.96%		1.56	%(i)	1.10	%(i)
Portfolio turnover rate	36%		65%		59%		64%		45%		41%

(a)	For the six months ended June 30, 2009 (Unaudited).
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share, if applicable.
(d)	Prior to September 1, 2005, these amounts represent proceeds from a 0.50% fee on redemptions. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	Computed on an annualized basis for period less than one year, if applicable.
(g)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(h)	The investment adviser voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(i)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 1.46% and 1.00% for 2005 and 2004, respectively.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	Emerging Markets Fund - Advisor Class
	Period Ended June 30, 2009(a)	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005(b)
Net asset value, beginning of the period	$1.28	$6.13	$8.28	$9.21	$11.24

Income from Investment Operations:
Net investment income (loss)(c)	0.01	0.04	0.05	0.17	(0.01)
Net realized and unrealized gain (loss)	0.39	(2.94)	2.46	2.28	1.38

Total from Investment Operations	0.40	(2.90)	2.51	2.45	1.37

Less Distributions From:
Net investment income(d)	(0.00)	(0.07)	(0.06)	(0.21)	(0.20)
Net realized capital gain	—	(1.88)	(4.60)	(3.17)	(3.20)

Total Distributions	(0.00)	(1.95)	(4.66)	(3.38)	(3.40)

Net asset value, end of the period	$1.68	$1.28	$6.13	$8.28	$9.21

Total return(e)	31.49%	(51.61)%	30.46%	27.56%	12.15%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$481	$87	$17	$1	$1
Net expenses(f)(g)	1.46%	1.40%	1.40%	1.40%	1.40%
Gross expenses(g)	1.87%	2.39%	334.55%	1,433.82%	1,636.33%
Net investment income (loss)(g)	0.99%	0.99%	0.47%	1.74%	(0.32)%
Portfolio turnover rate	36%	65%	59%	64%	45%

(a)	For the six months ended June 30, 2009 (Unaudited).
(b)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(c)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)	Amount rounds to less than $0.01 per share, if applicable.
(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Growth Fund - Institutional Class
	Period Ended June 30, 2009(a)	Year Ended December 31, 2008		Year Ended December 31, 2008		Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004
Net asset value, beginning of the period	$9.97	$20.66		$18.59		$15.87		$13.83		$12.41

Income from Investment Operations:
Net investment income	0.11 (b)	0.25	(b)	0.15	(b)	0.13	(b)	0.11	(b)	0.04
Net realized and unrealized gain (loss)	2.11	(10.52)		3.40		3.55		2.21		1.63

Total from Investment Operations	2.22	(10.27)		3.55		3.68		2.32		1.67

Less Distributions From:
Net investment income	(0.01)	(0.22)		(0.11)		(0.17)		(0.12)		(0.03)
Net realized capital gain	—	(0.20)		(1.37)		(0.79)		(0.19)		(0.29)

Total Distributions	(0.01)	(0.42)		(1.48)		(0.96)		(0.31)		(0.32)
Transaction fees(c)(d)	—	—		—		0.00		0.03		0.07

Net asset value, end of the period	$12.18	$9.97		$20.66		$18.59		$15.87		$13.83

Total return(e)	22.29%	(50.10)%		19.15%		23.27%		17.10%		14.06%
Ratios to Average Net Assets:
Net Assets, end of the period (000’s)	$551,717	$541,198		$908,350		$567,717		$208,374		$43,720
Net expenses(f)	0.88%	0.84	%(g)(h)	0.88	%(g)	0.93	%(i)	1.00	%(g)(h)	1.00	%(h)
Gross expenses(f)	0.88%	0.86%		0.89%		0.93	%(i)	1.14%		1.37%
Net investment income(f)	2.13%	1.58%		0.71%		0.75%		0.71	%(j)	0.48	%(j)
Portfolio turnover rate	33%	69%		52%		54%		38%		41%

(a)	For the six months ended June 30, 2009 (Unaudited).
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Prior to July 5, 2005, these amounts represent proceeds from a 0.50% fee on purchases and redemptions. Effective July 5, 2005, the purchase fee has been discontinued. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(d)	Amount rounds to less than $0.01 per share, if applicable.
(e)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(h)	The investment adviser has voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(i)	Includes fee/expense recovery of 0.01%.
(j)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 0.60% and 0.11% for 2005 and 2004, respectively.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Growth Fund - Advisor Class
	Period Ended June 30, 2009(a)	Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005(b)
Net asset value, beginning of the period	$9.96	$20.62		$18.56	$15.87	$15.22

Income from Investment Operations:
Net investment income(c)	0.11	0.19		0.12	0.14	0.02
Net realized and unrealized gain (loss)	2.11	(10.47)		3.36	3.50	0.85

Total from Investment Operations	2.22	(10.28)		3.48	3.64	0.87

Less Distributions From:
Net investment income	(0.01)	(0.18)		(0.05)	(0.16)	(0.10)
Net realized capital gain	—	(0.20)		(1.37)	(0.79)	(0.12)

Total Distributions	(0.01)	(0.38)		(1.42)	(0.95)	(0.22)
Transaction fees(d)(e)	—	—		—	0.00	—

Net asset value, end of the period	$12.17	$9.96		$20.62	$18.56	$15.87

Total return(f)	22.31%	(50.25)%		18.81%	22.98%	5.72%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$2,943	$1,181		$1,539	$770	$150
Net expenses(g)(h)	0.92%	1.15	%(i)(j)	1.15%	1.15%	1.15%
Gross expenses(h)	0.92%	1.17	%(i)	2.02%	8.16%	21.76%
Net investment income(h)	2.12%	1.22%		0.58%	0.78%	0.35%
Portfolio turnover rate	33%	69%		52%	54%	38%

(a)	For the six months ended June 30, 2009 (Unaudited).
(b)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	These amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(e)	Amount rounds to less than $0.01 per share, if applicable.
(f)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(g)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year, if applicable.
(i)	Includes fee/expense recovery of 0.21%.
(j)	The investment adviser voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Core Fund - Institutional Class
	Period Ended June 30, 2009(a)	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005(b)
Net asset value, beginning of the period	$6.59	$12.95	$12.51	$10.71	$10.00

Income from Investment Operations:
Net investment income(c)	0.08	0.17	0.15	0.13	0.02
Net realized and unrealized gain (loss)	1.08	(6.18)	1.93	2.45	0.70

Total from Investment Operations	1.16	(6.01)	2.08	2.58	0.72

Less Distributions From:
Net investment income	(0.01)	(0.08)	(0.29)	(0.19)	(0.01)
Net realized capital gain	—	(0.27)	(1.35)	(0.59)	—

Total Distributions	(0.01)	(0.35)	(1.64)	(0.78)	(0.01)

Net asset value, end of the period	$7.74	$6.59	$12.95	$12.51	$10.71

Total Return(d)	17.67%	(47.26)%	16.74%	24.23%	7.24%
Ratios to Average Net Assets:
Net Assets, end of the period (000’s)	$49,431	$59,615	$69,590	$60,176	$39,151
Net expenses(e)(f)	1.05%	1.00%	1.00%	1.00%	1.00%
Gross expenses(f)	1.19%	1.13%	1.19%	1.22%	1.49%
Net investment income(f)	2.51%	1.73%	1.14%	1.11%	0.62%
Portfolio turnover rate	26%	62%	63%	55%	10%

(a)	For the six months ended June 30, 2009 (Unaudited).
(b)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Core Fund - Advisor Class
	Period Ended June 30, 2009(a)	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005(b)
Net asset value, beginning of the period	$6.60	$12.91	$12.49	$10.71	$10.00

Income from Investment Operations:
Net investment income(c)	0.07	0.21	0.12	0.01	0.02
Net realized and unrealized gain (loss)	1.09	(6.21)	1.94	2.54	0.70

Total from Investment Operations	1.16	(6.00)	2.06	2.55	0.72

Less Distributions From:
Net investment income	(0.01)	(0.04)	(0.29)	(0.18)	(0.01)
Net realized capital gain	—	(0.27)	(1.35)	(0.59)	—

Total Distributions	(0.01)	(0.31)	(1.64)	(0.77)	(0.01)

Net asset value, end of the period	$7.75	$6.60	$12.91	$12.49	$10.71

Total return(d)	17.65%	(47.33)%	16.53%	23.95%	7.19%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$356	$423	$1,771	$608	$1
Net expenses(e)(f)	1.20%	1.15%	1.15%	1.15%	1.15%
Gross expenses(f)	1.54%	1.31%	2.88%	12.16%	1,673.31%
Net investment income(f)	2.07%	1.92%	0.87%	0.04%	0.51%
Portfolio turnover rate	26%	62%	63%	55%	10%

(a)	For the six months ended June 30, 2009 (Unaudited).
(b)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2009 (Unaudited)

1.  Organization.  Hansberger International Series (the “Trust”), is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The following funds (each individually referred to as a “Fund” and collectively as the “Funds”) are included in this report.

International Value Fund

Emerging Markets Fund

International Growth Fund

International Core Fund

Each Fund offers Institutional Class and Advisor Class shares.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including transfer agent fees applicable to such class). Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through August 26, 2009, the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosures in the Notes to Financial Statements.

a.  Valuation.  Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Markets are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued using interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at the net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities may be fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. At

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

June 30, 2009, the following percentages of the Funds’ total market value of investments were fair valued pursuant to procedures approved by the Board of Trustees:

Fund	Percentage
International Value Fund	86%
Emerging Markets Fund	61%
International Growth Fund	76%
International Core Fund	75%

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

The Funds’ investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than the Funds’ investments in developed markets. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds’ investments and income generated by these investments, as well as the Funds’ ability to repatriate such amounts.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a fund’s

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At June 30, 2009, there were no open forward foreign currency contracts.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of June 30, 2009 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statement of Assets and Liabilities. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as gains realized from passive foreign investment companies, foreign capital gains tax, distribution re-designations and foreign currency gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward foreign currency contracts marked-to-market, post-October capital loss deferrals, foreign capital gains tax, securities lending collateral gain/loss adjustments, gains realized from passive foreign investment companies and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2008 was as follows:

	2008 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
International Value Fund	$2,124,737	$25,958,696	$28,083,433
Emerging Markets Fund	1,807,963	38,756,187	40,564,150
International Growth Fund	15,552,673	5,752,828	21,305,501
International Core Fund	1,072,791	1,327,268	2,400,059

Differences between these amounts and those reported in the Statement of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

As of December 31, 2008, the capital loss carryforwards and post-October losses were as follows:

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund
Capital loss carryforward:
Expires December 31, 2016	$—	$—	$(45,636,200)	$(1,901,864)

Deferred net capital losses (post-October 2008)	$(7,692,925)	$(4,866,472)	$(38,216,803)	$(3,577,335)

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of June 30, 2009, there were no securities on loan.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with standards established by the Financial Accounting Standards Board, the Funds have categorized the inputs utilized in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical investments;

—

Level 2 — prices determined using other significant observable inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar investments, interest rates, credit risk, etc.);

—

Level 3 — prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an investment (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of investments and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2009:

International Value Fund

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$4,246,779	$—	$4,246,779
Brazil	7,230,937	—	—	7,230,937
Canada	4,556,215	—	—	4,556,215
China	—	20,318,657	—	20,318,657
Denmark	—	1,963,689	—	1,963,689
France	—	23,174,361	—	23,174,361
Germany	—	10,244,311	—	10,244,311
India	4,170,360	—	—	4,170,360
Italy	—	5,469,543	—	5,469,543
Japan	—	31,476,543	—	31,476,543
Korea	—	5,246,019	—	5,246,019
Mexico	2,824,392	—	—	2,824,392
Norway	274,974	3,608,166	—	3,883,140
Russia	5,873,349	—	—	5,873,349
Singapore	—	2,420,794	—	2,420,794
Spain	—	4,582,500	—	4,582,500
Switzerland	—	16,804,071	—	16,804,071
Taiwan	—	2,540,886	—	2,540,886
United Kingdom	—	26,188,614	—	26,188,614

Total Common Stocks	24,930,227	158,284,933	—	183,215,160

Preferred Stocks
Germany	—	1,711,471	—	1,711,471
Short-Term Investments	1,285,674	—	—	1,285,674

Total	$26,215,901	$159,996,404	$—	$186,212,305

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

Emerging Markets Fund

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Brazil	$7,821,553	$—	$—	$7,821,553
China	—	10,625,451	—	10,625,451
Egypt	—	236,929	—	236,929
Hong Kong	—	246,279	—	246,279
India	544,733	2,833,431	—	3,378,164
Indonesia	—	430,030	—	430,030
Israel	715,927	—	—	715,927
Korea	645,912	4,555,793	—	5,201,705
Malaysia	—	400,516	—	400,516
Mexico	1,853,042	—	—	1,853,042
Peru	430,855	—	—	430,855
Russia	3,428,419	557,761	—	3,986,180
South Africa	—	2,711,642	—	2,711,642
Taiwan	—	5,109,446	—	5,109,446
Turkey	—	274,748	—	274,748
United Kingdom	—	419,790	—	419,790

Total Common Stocks	15,440,441	28,401,816	—	43,842,257

Preferred Stocks
Brazil	1,121,938	—	—	1,121,938
Short-Term Investments	975,323	—	—	975,323

Total	$17,537,702	$28,401,816	$—	$45,939,518

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

International Growth Fund

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$26,523,135	$—	$26,523,135
Belgium	—	7,861,052	—	7,861,052
Brazil	26,065,244	—	—	26,065,244
Canada	47,549,795	—	—	47,549,795
China	—	48,385,605	—	48,385,605
Denmark	—	12,666,527	—	12,666,527
France	—	36,670,146	—	36,670,146
Germany	6,861,518	29,470,759	—	36,332,277
Hong Kong	—	15,572,359	—	15,572,359
India	8,771,722	6,868,475	—	15,640,197
Israel	6,461,270	—	—	6,461,270
Italy	—	7,776,926	—	7,776,926
Japan	—	64,113,522	—	64,113,522
Korea	6,933,123	—	—	6,933,123
Luxembourg	10,019,287	—	—	10,019,287
Mexico	6,121,604	—	—	6,121,604
Netherlands	5,823,041	—	—	5,823,041
Norway	934,708	5,917,297	—	6,852,005
Russia	6,772,815	—	—	6,772,815
South Africa	—	6,835,554	—	6,835,554
Spain	—	24,735,576	—	24,735,576
Switzerland	—	43,007,762	—	43,007,762
United Kingdom	—	84,211,997	—	84,211,997

Total Common Stocks	132,314,127	420,616,692	—	552,930,819

Short-Term Investments	2,822,154	—	—	2,822,154

Total	$135,136,281	$420,616,692	$—	$555,752,973

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

International Core Fund

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$1,739,200	$—	$1,739,200
Belgium	—	352,622	—	352,622
Brazil	2,136,965	—	—	2,136,965
Canada	2,763,168	—	—	2,763,168
China	—	4,828,902	—	4,828,902
Denmark	—	824,273	—	824,273
France	517,842	4,176,149	—	4,693,991
Germany	767,468	2,213,684	—	2,981,152
Hong Kong	—	696,787	—	696,787
India	1,146,843	120,781	—	1,267,624
Israel	289,823	—	—	289,823
Italy	—	1,066,266	—	1,066,266
Japan	—	7,002,599	—	7,002,599
Korea	1,001,151	—	—	1,001,151
Luxembourg	449,461	—	—	449,461
Mexico	658,098	—	—	658,098
Netherlands	261,196	—	—	261,196
Norway	78,313	743,925	—	822,238
Russia	1,069,429	—	—	1,069,429
Singapore	—	316,179	—	316,179
South Africa	—	306,631	—	306,631
Spain	—	1,708,553	—	1,708,553
Switzerland	—	4,141,315	—	4,141,315
Taiwan	332,126	—	—	332,126
United Kingdom	318,311	6,905,150	—	7,223,461

Total Common Stocks	11,790,194	37,143,016	—	48,933,210

Preferred Stocks
Germany	—	223,162	—	223,162
Short-Term Investments	370,615	—	—	370,615

Total	$12,160,809	$37,366,178	$—	$49,526,987

4.  Purchases and Sales of Securities.  For the six months ended June 30, 2009, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
International Value Fund	$47,653,464	$42,357,135
Emerging Markets Fund	13,627,704	17,442,896
International Growth Fund	159,508,082	231,090,779
International Core Fund	13,729,230	31,869,710

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Hansberger Global Investors, Inc. (“HGI”), which is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France, serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
International Value Fund	0.75%
Emerging Markets Fund	1.00%
International Growth Fund	0.75%
International Core Fund	0.75%

HGI has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with the Funds to limit their operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2010 and will be reevaluated on an annual basis. For the period from May 1, 2009 to June 30, 2009, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Advisor Class
International Value Fund	0.99%	1.15%
Emerging Markets Fund	1.35%	1.50%
International Growth Fund	1.00%	1.15%
International Core Fund	1.15%	1.30%

Prior to May 1, 2009, the expense limits as a percentage of average daily net assets were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Advisor Class
International Value Fund	0.99%	1.15%
Emerging Markets Fund	1.25%	1.40%
International Growth Fund	1.00%	1.15%
International Core Fund	1.00%	1.15%

In addition, HGI voluntarily agreed to provide a breakpoint in the management fee of the International Growth Fund such that HGI will reduce its annual rate of 0.75% to 0.70% on the combined average daily net assets of the International Growth Fund and the ING International Capital Appreciation Fund (a registered fund for which HGI serves as sub-adviser) that exceed $700 million. During the six months ended June 30, 2009, this breakpoint was not reached.

Effective June 30, 2009, the voluntary management fee breakpoint agreed to by HGI was terminated.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

For the six months ended June 30, 2009, the management fees and reduction of management fees for each Fund were as follows:

	Gross Management Fee	Contractual Reduction of Management Fee	Net Management Fee	Percentage of Average Daily Net Assets
Fund				Gross	Net
International Value Fund	$616,739	$—	$616,739	0.75%	0.75%
Emerging Markets Fund	196,552	80,285	116,267	1.00%	0.59%
International Growth Fund	1,824,749	—	1,824,749	0.75%	0.75%
International Core Fund	205,666	37,588	168,078	0.75%	0.61%

For the six months ended June 30, 2009, class specific expenses have been reimbursed as follows:

Fund	Reimbursement
International Value Fund	$—
Emerging Markets Fund	535
International Growth Fund	—
International Core Fund	573

HGI shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through a reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible recovery under the expense limitation agreements at June 30, 2009 were as follows:

	Expenses Subject to Possible Recovery until December 31, 2009
Fund	Institutional Class	Advisor Class
International Value Fund	$—	$21,747
Emerging Markets Fund	134,943	1,271
International Growth Fund	—	—
International Core Fund	87,304	2,409

	Expenses Subject to Possible Recovery until December 31, 2010
Fund	Institutional Class	Advisor Class
International Value Fund	$—	$—
Emerging Markets Fund	80,433	387
International Growth Fund	—	—
International Core Fund	37,588	573

b.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

For the six months ended June 30, 2009, amounts paid to Natixis Advisors for administrative fees were as follows:

Fund	Administrative Fees
International Value Fund	$42,478
Emerging Markets Fund	10,187
International Growth Fund	126,691
International Core Fund	14,252

c.  Distribution Agreement.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, serves as the distributor of the Funds and provides distribution services pursuant to a distribution agreement. Natixis US holds a majority voting interest in Hansberger Group, Inc., the corporate parent of HGI. Under the distribution agreement, the Funds do not pay Natixis Distributors for its services.

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Advisor Class
International Value Fund	$28	$4,141
Emerging Markets Fund	—	29
International Growth Fund	130	114
International Core Fund	6	237

e.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

Funds Trusts, and Hansberger International Series, and are reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

f.  Interfund Transactions.  A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Trustees. For the six months ended June 30, 2009, the Funds engaged in purchase and sale transactions with affiliated funds in compliance with Rule 17a-7 of the 1940 Act as follows:

Fund	Purchases	Sales
International Growth Fund	$11,161,274	$—
International Core Fund	—	11,161,274

6.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $200,000,000 unsecured committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR rate, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 11, 2009, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 unsecured committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2009, the Funds had no borrowings under these agreements.

7.  Shareholders.  As of June 30, 2009, certain Funds had shareholders that held greater than 5% of the fund’s outstanding shares. Investment activities of these shareholders could have a material impact on the respective Funds. The number of greater than 5% shareholders and aggregate percentage of shares held by such owners was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
International Value Fund	4	58.61%
Emerging Markets Fund	4	87.77%

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

8.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
International Value Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	1,815,564	$10,365,433	266,617	$3,216,794
Issued in connection with the reinvestment of distributions	64,346	381,576	2,632,895	22,623,758
Redeemed	(1,052,049)	(7,242,132)	(6,250,740)	(67,564,356)

Net change	827,861	$3,504,877	(3,351,228)	$(41,723,804)

Advisor Class
Issued from the sale of shares	1,854,438	$10,965,657	9,296,115	$86,340,358
Issued in connection with the reinvestment of distributions	33,835	199,625	796,384	5,196,644
Redeemed	(2,405,215)	(14,712,023)	(1,349,506)	(10,646,429)

Net change	(516,942)	$(3,546,741)	8,742,993	$80,890,573

Increase (decrease) from capital share transactions	310,919	$(41,864)	5,391,765	$39,166,769

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
Emerging Markets Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	75,859	$88,500	739,460	$3,601,201
Issued in connection with the reinvestment of distributions	52,116	74,527	19,748,362	40,441,596
Redeemed	(2,451,108)	(3,447,314)	(26,541,176)	(120,716,208)

Net change	(2,323,133)	$(3,284,287)	(6,053,354)	$(76,673,411)

Advisor Class
Issued from the sale of shares	381,782	$583,965	385,482	$1,843,020
Issued in connection with the reinvestment of distributions	327	463	35,682	53,160
Redeemed	(163,394)	(229,023)	(355,819)	(1,610,074)

Net change	218,715	$355,405	65,345	$286,106

Decrease from capital share transactions	(2,104,418)	$(2,928,882)	(5,988,009)	$(76,387,305)

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
International Growth Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	4,289,041	$43,538,841	15,873,819	$276,654,949
Issued in connection with the reinvestment of distributions	36,962	373,688	1,575,040	19,648,664
Redeemed	(13,313,427)	(122,977,911)	(7,121,945)	(90,237,657)

Net change	(8,987,424)	$(79,065,382)	10,326,914	$206,065,956

Advisor Class
Issued from the sale of shares	137,960	$1,588,503	98,267	$1,286,383
Issued in connection with the reinvestment of distributions	124	1,256	2,884	35,056
Redeemed	(14,783)	(154,182)	(57,219)	(559,544)

Net change	123,301	$1,435,577	43,932	$761,895

Increase (decrease) from capital share transactions	(8,864,123)	$(77,629,805)	10,370,846	$206,827,851

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

8.  Capital Shares  (continued).

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
International Core Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	91,644	$595,000	4,650,986	$46,748,376
Issued in connection with the reinvestment of distributions	17,332	112,830	253,262	2,344,133
Redeemed	(2,778,555)	(19,961,683)	(1,226,842)	(10,329,655)

Net change	(2,669,579)	$(19,253,853)	3,677,406	$38,762,854

Advisor Class
Issued from the sale of shares	415	$3,040	105,091	$1,158,148
Issued in connection with the reinvestment of distributions	86	557	4,995	55,926
Redeemed	(18,711)	(109,221)	(183,103)	(1,645,072)

Net change	(18,210)	$(105,624)	(73,017)	$(430,998)

Increase (decrease) from capital share transactions	(2,687,789)	$(19,359,477)	3,604,389	$38,331,856

M-HN58-0609

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable.

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hansberger International Series

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 26, 2009

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	August 26, 2009